Exhibit 10.1

SECOND AMENDMENT TO
LOAN AND SECURITY AGREEMENT
This Second Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 31st day of October, 2013 (the “Amendment Effective Date”) by and among (i) GOLD HILL CAPITAL 2008, L.P., a Delaware limited partnership (“Lender”) and (ii) CHANNELADVISOR CORPORATION, a Delaware corporation (“CAC”), MERCHANDISINGADVISOR CORPORATION, a Delaware corporation (“MAC”), CA MARKETPLACES, INC., a Delaware corporation (“CAM”), CHANNELADVISOR UK LIMITED., a private limited company incorporated and registered in England and Wales (“CA UK”) and CA WASHINGTON, LLC, a Delaware limited liability company (“CAW”, and together with CAC, MAC, CAM and CA UK, each a “Borrower” and collectively, the “Borrowers”).
RECITALS
A.    Lender and Borrowers have entered into that certain Loan and Security Agreement dated as of March 21, 2012, (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”). Lender has extended credit to the Borrowers for the purposes permitted in the Loan Agreement.
B.    Borrower has requested that Lender amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.
C.    Lender has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
AGREEMENT
Now, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
2.    Amendments to Loan Agreement. Section 2.1.1(e) of the Loan Agreement is amended in its entirety and is replaced with the following:
“(e)    Permitted Prepayment.   Borrower shall have the option, so long as an Event of Default has not occurred and is not continuing, to prepay all (but not less than all) of any Growth Capital Advance, provided Borrower (i) provides written notice to Lender of its election to prepay the Growth Capital Advance at least five (5) Business Days prior to such prepayment, and (ii) pays, on the date of such prepayment (A) all unpaid scheduled payments (including payments of interest and payments of principal and interest) due prior to the next Payment Date, (B) a prepayment fee of One Million Dollars ($1,000,000), (C) the Final Payment, and (D) all other sums, if any, that shall have become due and payable, including interest at the Default Rate with respect to any past due amounts.”
3.    Limitation of Amendment.
3.1    The amendment set forth in Section 2, above, is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Lender may now have or may have in the future under or in connection with any Loan Document.

3.2    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
4.    Representations and Warranties. To induce Lender to enter into this Amendment, each Borrower hereby represents and warrants, jointly and severally, to Lender as follows:
4.1    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing; and
4.2    Each Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment.
5.    Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
6.    Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
7.    Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Lender of this Amendment by each party hereto, and (b) Borrowers’ payment of all Lender Expenses incurred in connection with the existing Loan Documents and the modifications herein.
8.    Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of California.
[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.
BORROWERS:
CHANNELADVISOR CORPORATION
By: /s/ M. Scot Wingo__________________
Name: M. Scot Wingo
Title: CEO
MERCHANDISING ADVISOR CORPORATION
By: /s/ M. Scot Wingo___________________
Name: M. Scot Wingo
Title: CEO
CA MARKETPLACES, INC.
By: /s/ M. Scot Wingo___________________
Name: M. Scot Wingo
Title: CEO
CHANNELADVISOR UK LIMITED
By: /s/ M. Scot Wingo___________________
Name: M. Scot Wingo
Title: CEO
CA WASHINGTON, LLC
By: /s/ M. Scot Wingo__________________
Name: M. Scot Wingo
Title: CEO
LENDER:
GOLD HILL CAPITAL 2008, L.P.
By: GOLD HILL CAPITAL 2008, LLC
Its: General Partner
By: /s/ J. Frank Tower

Name: J. Frank Tower

Title: Partner

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